Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Provision for Income Taxes
Loss before income taxes was as follows (in thousands):

	Year Ended December 31,
	2016	2017	2018

Domestic	$(20,466)	$(96,814)	$(130,144)
Foreign	348	602	2,224
Total	$(20,118)	$(96,212)	$(127,920)

Provision for income taxes consisted of the following components (in thousands):

	Year Ended December 31,
	2016	2017	2018

Current:
State	$15	$10	$26
Foreign	479	397	890
Total current tax expense	$494	$407	$916
Deferred:
State	$—	$—	$—
Foreign	—	(83)	(252)
Total deferred tax benefit	$—	$(83)	$(252)
Provision for income taxes	$494	$324	$664

The following reconciles the differences between the federal statutory income tax rate in effect in each year to the Company’s effective tax rate:

	Year Ended December 31,
	2016	2017	2018

Statutory federal tax rate	34.0%	34.0%	21.0%
Rate benefit from flow-through entity	(33.6)	(33.8)	—
Loss attributable to non-controlling interests	—	—	(10.9)
Effect of income tax rate change	—	(1.8)	—
Change in valuation allowance	(3.3)	1.4	(10.7)
Foreign taxes	(2.4)	(0.3)	(0.1)
Effect of excess tax benefits relating to equity-based compensation	2.5	—	—
Research and development credit	0.4	—	0.2
State tax, net of federal tax effect	(0.1)	—	0.9
Other	—	0.2	(0.9)
Effective tax rate	(2.5)%	(0.3)%	(0.5)%

Deferred Tax Assets and Liabilities
Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	As of December 31,
	2017	2018

Deferred tax assets:
Net operating loss carryforwards	$3,189	$18,591
Partnership outside basis difference	164	39,133
Research and development credits	151	573
Compensation and benefits	—	324
Other	84	—
Less valuation allowance	(3,044)	(57,957)
Total deferred tax assets	544	664
Deferred tax liabilities:
Content library and intangible assets	(461)	(343)
Total deferred tax liabilities	(461)	(343)
Net deferred tax assets	$83	$321

As described in Note 1—Organization and Description of Business and Note 9—Stockholders’ Equity, the Company purchased 23,805,000 newly-issued LLC Units of Pluralsight Holdings with the IPO proceeds. As part of the Reorganization Transactions, the Company acquired an additional 38,505,270 LLC Units from certain members of Pluralsight Holdings (“Former Members”) who exchanged LLC Units for shares of Class A common stock of Pluralsight, Inc. and from Former Members who merged with Pluralsight, Inc. at the time of the IPO. The Company recorded a gross deferred tax asset of $32.7 million, offset by an increase in the valuation allowance, for the difference between the financial reporting basis and tax basis of this investment. Also, as part of the Reorganization Transactions, the Company acquired certain tax attributes, including net operating loss and credit carryforwards, of approximately $6.3 million, net of tax, and offest in full by an increase in the valuation allowance. The Company has not recorded a deferred tax asset of $28.3 million the portion of the basis difference that will only reverse upon the sale of the Company’s interest in Pluralsight Holdings.
As described in Note 9—Stockholders’ Equity, the Company acquired 1,107,448 LLC units during the year ended December 31, 2018 in connection with exchanges with certain Continuing Members. The Company recorded a gross deferred tax asset of $5.2 million associated the basis difference in its investment in Pluralsight Holdings, LLC related to these unit exchanges, offset by an increase in the valuation allowance.
The Company evaluated its ability to realize its net deferred tax assets considering all available positive and negative evidence including past results of operation, forecasted earnings, tax planning strategies, and all sources of future taxable income. A full valuation allowance was maintained on its domestic deferred tax assets as of December 31, 2018 and 2017, including those arising from the IPO and Reorganization Transactions, primarily due to historical losses. The valuation allowance increased by $54.9 million for the year ended December 31, 2018 as a result of the transactions described above and due to increased deferred tax assets related to an increase in NOL and changes in the basis difference in the Company’s investment in Pluralsight Holdings related to current-year operations. The valuation allowance decreased by $1.3 million for the year ended December 31, 2017, largely due to the remeasurement of deferred tax assets and liabilities at a lower enacted corporate tax rate. The valuation allowance increased by $0.2 million for the year ended December 31, 2016, as a result of increased deferred tax assets primarily related to an increase in NOLs.
As of December 31, 2017 and 2018, for tax return purposes, the Company had federal NOLs of $14.2 million and $81.1 million, and state NOLs of $5.5 million and $73.0 million , respectively. The federal and state NOLs begin to expire in 2030 if not utilized. NOLs generated in a tax year beginning after December 31, 2017 do not expire.
The Company also had federal research and development tax credit carryforwards for tax return purposes of $0.8 million, which begin to expire in 2034 if not utilized.
Federal and state tax laws may impose substantial restrictions on the utilization of the net operating loss and credit carryforward attributes in the event of an ownership change as defined in Section 382 of the Code. Accordingly, the Company’s ability to utilize these carryforwards may be limited as a result of such ownership change. Such a limitation could result in the expiration of carryforwards before they are utilized.
Tax Reform Legislation
On December 22, 2017, tax reform legislation referred to as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted in the United States. The Tax Act significantly revised U.S. federal income tax law, including by lowering the corporate income tax rate to 21%, limiting the deductibility of interest expense, implementing a modified territorial tax system and imposing a one-time repatriation tax on deemed repatriated untaxed earnings and profits of U.S.-owned foreign subsidiaries (the “Toll Charge”). The Tax Act also enacted provisions for the taxation of Global Intangible Low-Taxed Income (“GILTI”). In 2018, the Company adopted an accounting policy to recognize GILTI as an expense in the period incurred. As such, the Company will not provide for any deferred tax assets or liabilities related to GILTI. As a result of the enactment of the Tax Act, in December 2017, the Company recorded a reduction to its net U.S. deferred tax assets of approximately $1.7 million to reflect the revised federal statutory rate expected to be in effect at the time the deferred tax assets are expected to be realized.
The Securities and Exchange Commission staff issued Staff Accounting Bulletin (“SAB”) 118, which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 provides a measurement period that should not extend beyond one year from the Tax Act enactment date for entities to complete the accounting under Accounting Standards Codification (“ASC”) 740, Income Taxes. The Company included a provisional estimate of the impact of the Tax Act in its income tax provision for the year ended December 31, 2017, in accordance with its understanding of the Tax Act and guidance available on the date the financial statements were available to be issued. During the fourth quarter of 2018, the Company completed its assessment of the effects of the Tax Act, and no material changes to the provisional estimates were recorded during the year ended December 31, 2017.
As a result of the Toll Charge, all previously unremitted earnings have now been subject to federal tax in the United States; however, the Company plans to, and has the ability to, indefinitely reinvest such earnings in their respective foreign jurisdictions; therefore, no additional tax liability such as state or withholding tax has been provided for on such earnings. Cumulative undistributed foreign earnings were approximately $1.3 million and $2.8 million as of December 31, 2018 and 2017, respectively.
Tax Receivable Agreement and Reorganization Transactions
As a result of the Reorganization Transactions, Pluralsight, Inc. became the sole managing member of Pluralsight Holdings, which is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, Pluralsight Holdings is not subject to U.S. federal and certain state and local income taxes. Any taxable income or loss generated by Pluralsight Holdings is passed through to and included in the taxable income or loss of its members, including Pluralsight, Inc. following the Reorganization Transactions, on a pro rata basis.
In connection with the Reorganization Transactions, certain members of Pluralsight Holdings (“Former Members”) exchanged LLC Units for shares of Class A common stock of Pluralsight, Inc. As a result of this exchange, the Company acquired certain tax attributes held by the Former Members. Additionally, the Company could obtain future increases in its tax basis of the assets of Pluralsight Holdings when LLC Units are redeemed or exchanged by the Continuing Members. This increase in tax basis may have the effect of reducing the amounts paid in the future to various tax authorities. The increase in tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
On the date of the IPO, the Company entered into a Tax Receivable Agreement (“TRA”) with Continuing Members that provides for a payment to the Continuing Members of 85% of the amount of tax benefits, if any, that Pluralsight, Inc. realizes, or is deemed to realize as a result of redemptions or exchanges of LLC Units. The TRA provides that if (i) certain mergers or other forms of business combinations or changes of control occur or a plan of liquidation or sale of substantially all assets occurs; (ii) there is a material breach of any material obligations under the TRA; or (iii) the Company elects an early termination of the TRA, the TRA will terminate and the obligations under the TRA will accelerate and become due and payable, based on certain assumptions, including the assumption that the Company has sufficient taxable income to fully utilize all potential future tax benefits that are subject to the TRA and that any LLC units that have not been exchanged are deemed exchanged for the fair market value of the Company’s Class A common stock at the time of termination.
During the year ended December 31, 2018, Continuing Members had exchanged 1,107,448 LLC Units for shares of Class A common stock. The Company has concluded that, based on applicable accounting standards, it is more-likely-than-not that its deferred tax assets subject to the TRA will not be realized; therefore, the Company has not recorded a TRA liability related to the tax savings it may realize from the utilization of deferred tax assets arising from the exchanges that have occurred through December 31, 2018. The total unrecorded TRA liability as of December 31, 2018 is approximately $5.5 million.
As discussed in Note 9—Stockholders' Equity, the Company entered into the Rescission Transactions in September 2018, whereby the Rescinding Holders rescinded their exchange of LLC Units of Pluralsight Holdings for shares of Class A common stock. As a result of the Rescission Transactions, the Rescinding Holders are eligible to participate in the TRA. The TRA liability, if any, that may be owed to new TRA members as a result of the Rescission Transactions is not expected to be recorded until the tax benefits derived from future exchanges are more-likely-than-not to be realized.
Uncertain Tax Positions
The Company accounts for uncertainty in income taxes using a two-step process. The Company first determines whether it is more likely than not that a tax position will be sustained upon examination by the tax authority, including resolutions of any related appeals or litigation processes, based on technical merit. If a tax position meets the more-likely-than-not recognition threshold, it is then measured to determine the amount of benefit to recognize in the financial statements. The tax position recognized is the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.
The following summarizes activity related to unrecognized tax benefits (in thousands):

	Year Ended December 31,
	2016	2017	2018

Unrecognized benefit—beginning of the year	$57	$568	$853
Gross increases—prior period positions	186	—	—
Gross increases—current period positions	325	285	424
Unrecognized benefit—end of period	$568	$853	$1,277

Included in the balance of unrecognized tax benefits are $1.3 million of tax benefits that, if recognized, would affect the effective tax rate.
The Company’s policy is to record interest and penalties related to unrecognized tax benefits as a component of interest expense where applicable. As of December 31, 2017 and 2018, the Company had not accrued any interest related to unrecognized tax benefits. The reserves related to unrecognized tax benefits have been recorded as a reduction to the applicable deferred tax assets.
The Company believes it is reasonably possible that foreign tax positions related to $1.1 million in unrecognized tax benefits may be resolved within the coming year, which could result in a decrease of up to $1.1 million in unrecognized tax benefits in the coming year.
The Company files tax returns in the United States and in various foreign and state jurisdictions. Other than in one non-U.S. jurisdiction, the Company is not currently under audit by any taxing jurisdiction and with limited exception, the Company is no longer subject to income tax audits by federal, state, and foreign taxing authorities for years prior to 2012.